NORFOLK SOUTHERN CORPORATION
LONG-TERM INCENTIVE PLAN
FORM OF RESTRICTED SHARE AGREEMENT AND RESTRICTED
STOCK UNIT AGREEMENT

               AGREEMENT entered into as of _____________ (Award Date), between Norfolk Southern Corporation (Corporation), a Virginia corporation, and _____________________ (Participant).

                        1.    Award of Restricted Shares and Restricted Stock Units.  The Corporation hereby confirms an Award to the Participant on Award Date of ________ Restricted Shares of the Corporation's Common Stock, and of ________ Restricted Stock Units, pursuant to the Norfolk Southern Corporation Long-Term Incentive Plan (Plan), conditioned upon the Participant endorsing in blank a stock power for the Restricted Shares, a copy of which is attached hereto.  The Restricted Shares and Restricted Stock Units are granted under and subject to the terms of this Agreement and the Plan, which is incorporated into and forms a part of this Agreement.

Each Restricted Stock Unit is a contingent right to receive cash payment for the Fair Market Value of shares of Common Stock of the Corporation granted pursuant to Section 5 of the Plan, subject to the restrictions and other terms and conditions set forth in the Plan and this Agreement.  Each Restricted Stock Unit shall equal the Fair Market Value, as that term is defined in the Plan, of one share of the Common Stock of the Corporation.

The Participant's Award of Restricted Stock Units shall be recorded in a memorandum account.  The Participant shall have no beneficial ownership interest in the Common Stock of the Corporation represented by the Restricted Stock Units awarded and no right to receive a certificate representing such shares of Common Stock.  The Participant shall have no right to vote the Common Stock represented by the Restricted Stock Units awarded or to receive dividends, except for Dividend Equivalent payments as set forth below.

        2.      Dividend Equivalent Payments.  The Corporation shall make to the Participant who holds Restricted Stock Units on the declared record date a cash payment on the number of shares of Common Stock represented by the Restricted Stock Units held by Participant on such date, payable on the tenth (10th) day of March, June, September, and December, equal to dividends declared by the Board of Directors of the Corporation and paid on Common Stock.  Dividend equivalent payments shall not be made during a Participant's leave of absence.

        3.  Restriction Period.  The Restricted Shares and Restricted Stock Units are subject to a three-year Restriction Period.  A certificate or certificates representing the number of Restricted Shares granted shall be registered in the name of the Participant.  Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in Section 5 of this Agreement, the certificate or certificates shall be held by the Corporation for the account of the Participant, and the Participant shall have beneficial ownership of the Restricted Shares, including the right to receive dividends on, and the right to vote, the Restricted Shares.

        4.            Restrictions.  Until the expiration of the Restriction Period or the lapse of restrictions in the manner provided in Section 5 of this Agreement, Restricted Shares and Restricted Stock Units shall be subject to the following restrictions:

                            (a)  the Participant shall not be entitled to receive the certificate or certificates representing the Restricted Shares, nor shall the Participant be entitled to receive a cash payment for the Restricted Stock Units to which the Participant may have a contingent right to receive in the future;

                            (b)  the Restricted Shares and Restricted Stock Units may not be sold, transferred, assigned, pledged, conveyed, hypothecated, used to exercise options or otherwise disposed of; and

                            (c)  the Restricted Shares and Restricted Stock Units may be forfeited immediately as provided in Sections 5(a) and (b) and Section 6 of this Agreement and as provided for in the Plan.

5.      Distribution of Restricted Shares and Restricted Stock Units.

        (a)   If the Participant to whom Restricted Shares or Restricted Stock Units have been granted remains in the continuous employment of the Corporation or a Subsidiary Company during the entire Restriction Period, upon the expiration of the Restriction Period all restrictions applicable to the Restricted Shares and Restricted Stock Units shall lapse, the certificate or certificates representing the shares of Common Stock that were granted to the Participant in the form of Restricted Shares shall be delivered to the Participant, and the Participant shall be entitled to cash payment for such awarded Restricted Stock Units in accordance with the Plan.  Payment for Restricted Stock Units shall be made to the Participant based on the Fair Market Value on the date the Restriction Period expires.

        (b)  If the employment of the Participant is terminated for any reason other than the Retirement, Disability, or death of the Participant in service before the expiration of the Restriction Period, the Restricted Shares and Restricted Stock Units shall be forfeited immediately and all rights of the Participant to such shares shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.

        If the Participant is granted a leave of absence before the expiration of the Restriction Period, the Participant shall not forfeit any rights with respect to any Restricted Shares or Restricted Stock Units subject to the Restriction Period, except for Dividend Equivalent Payments as provided in Section 2 of this Agreement, unless the Participant's employment with the Corporation or a Subsidiary Company terminates at any time during or at the end of the leave of absence, at which time the shares shall be forfeited immediately and all rights of the Participant with respect to such Restricted Shares and Restricted Stock Units shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.

If the Participant's employment is terminated by reason of the Retirement, Disability or death of the Participant in service before the expiration of the Restriction Period, the restrictions on the Restricted Shares and Restricted Stock Units shall lapse upon the expiration of the Restriction Period.  At such time, for Restricted Shares, the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to the Participant, or the Participant's Beneficiary in the event of the Participant's death, in accordance with the Plan.  In addition, at such time, payment shall be made in cash to Participant in accordance with the Plan with respect to the Restricted Stock Units representing the shares of Common Stock upon which the restrictions have lapsed and delivered to the Participant, or the Participant's Beneficiary in the event of the Participant's death, in accordance with the Plan.  Notwithstanding the foregoing, if a Participant is a "Specified Employee," as defined in section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended, the certificate or certificates representing the shares of Common Stock with respect to the Restricted Shares shall not be delivered, and payment in cash with respect to the Restricted Stock Units, shall not be made until the later of six months after the Participant's Retirement or Disability, or the expiration of the Restriction Period.

    (c)  The Committee, in its sole discretion, may waive any or all restrictions with respect to Restricted Shares and Restricted Stock Units.  Notwithstanding any waiver, any delivery of Restricted Shares or Restricted Stock Units to the Participant may not be made earlier than delivery would have been made absent such waiver of restrictions.

6.        Forfeiture Upon Breach of Non-Compete Covenant.  If the Participant's employment is terminated by reason of the Retirement of the Participant in service before the expiration of the Restriction Period and the Participant Engages in Competing Employment (as defined in the Plan) prior to expiration of the Restriction Period, then the Restricted Shares and Restricted Stock Units shall be forfeited immediately and all rights of the Participant to such Shares and Units shall terminate immediately without further obligation on the part of the Corporation or any Subsidiary Company.

                    7.      Participant Bound by Plan.  The Participant agrees to be bound by all the terms and provisions of the Plan and by all determinations of the Committee thereunder.  Capitalized terms used in this Agreement but not defined herein shall have the same meanings as in the Plan.

            IN WITNESS WHEREOF, this Agreement has been executed on behalf of the Corporation by its officer thereunto duly authorized, and by the Participant, in acceptance of the above-mentioned Restricted Shares and Restricted Stock Units, subject to the terms of the Plan and of this Agreement, all as of the day and year first above written.

                                                                                   NORFOLK SOUTHERN CORPORATION

                                                                                   By ____________________________________

                                                                                   PARTICIPANT

                                                                                 By  ___________________________________

Attest:

_________________________